UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2024

Brixmor Property Group Inc.

Brixmor Operating Partnership LP

(Exact Name of Registrant as Specified in Charter)

Maryland Delaware	001-36160 333-201464-01	45-2433192 80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Lexington Avenue

New York, New York 10017

(Address of Principal Executive Offices, and Zip Code)

(212) 869-3000

Registrant’s Telephone Number, Including Area Code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Brixmor Property Group Inc. Yes ☐ No ☒	Brixmor Operating Partnership LP Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Brixmor Property Group Inc. ☐	Brixmor Operating Partnership LP ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 28, 2024, Brixmor Operating Partnership LP (the “Operating Partnership”), an indirect subsidiary of Brixmor Property Group Inc. (the “Company”), completed the previously announced offering (the “Offering”) of $400,000,000 aggregate principal amount of 5.750% Senior Notes due 2035 (the “Notes”). The Operating Partnership intends to use the net proceeds from the Offering for general corporate purposes, including repayment of indebtedness.

In connection with the issuance of the Notes, the Operating Partnership entered into a Thirteenth Supplemental Indenture, dated May 28, 2024 (the “Thirteenth Supplemental Indenture”), between the Operating Partnership, as issuer, and The Bank of New York Mellon, as trustee (the “Trustee”), which supplemented the Indenture, dated January 21, 2015 (the “Base Indenture” and, together with the Thirteenth Supplemental Indenture, the “Indenture”), between the Operating Partnership and the Trustee.

The Notes bear interest at a rate of 5.750% per annum accruing from May 28, 2024. Interest on the Notes is payable semi-annually on February 15 and August 15 of each year, commencing August 15, 2024. The Notes will mature on February 15, 2035. The Notes are the Operating Partnership’s unsecured and unsubordinated obligations and rank equally in right of payment with all of the Operating Partnership’s existing and future unsecured and unsubordinated indebtedness. The Notes are not guaranteed by the Company or any of its subsidiaries.

The Operating Partnership may redeem the Notes at its option and in its sole discretion at any time or from time to time prior to November 15, 2034 (three months prior to the maturity date) in whole or in part at the applicable make-whole redemption price specified in the Thirteenth Supplemental Indenture. If the Notes are redeemed on or after November 15, 2034 (three months prior to the maturity date), the redemption price will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the applicable redemption date.

The Indenture contains certain covenants that, among other things, limit the ability of the Operating Partnership, subject to exceptions, to incur secured and unsecured indebtedness and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture will require the Operating Partnership to maintain total unencumbered assets of at least 150% of total unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing description is a summary of terms of the Indenture and the Notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the Thirteenth Supplemental Indenture, which are included as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The Offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-268091-01) filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2022. A prospectus supplement, dated May 22, 2024, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 8.01.

In connection with the Offering, the Operating Partnership entered into an underwriting agreement, dated May 22, 2024 (the “Underwriting Agreement”), between the Operating Partnership and Wells Fargo Securities, LLC, BofA Securities, Inc., RBC Capital Markets, LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named in Exhibit A thereto (the “Representatives”). The Underwriting Agreement contains customary representations, warranties and agreements by the Operating Partnership, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Operating Partnership has agreed to indemnify the Representatives against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Representatives may be required to make because of any of those liabilities.

The foregoing description is a summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are attached to this Current Report on Form 8-K:

4.1	Indenture, dated January 21, 2015, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee (filed as Exhibit 4.1 to the registrants’ Current Report on Form 8-K (File No. 001-36160) filed January 21, 2015, and incorporated herein by reference)

4.2	Thirteenth Supplemental Indenture, dated May 28, 2024, between Brixmor Operating Partnership LP, as issuer, and The Bank of New York Mellon, as trustee

4.3	Form of Global Note representing the Notes (included in Exhibit 4.2)

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

99.1	Underwriting Agreement, dated May 22, 2024 between Brixmor Operating Partnership LP and Wells Fargo Securities, LLC, BofA Securities, Inc., RBC Capital Markets, LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary LLC, its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary